UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 1, 2006
PROGRESS SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	033-41752	04-2746201

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

14 Oak Park, Bedford, MA	01730

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code      (781) 280-4000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     We are amending Item 1, “Description of Registrant’s Securities to be Registered,” in our registration statement on Form 8-A filed under the Securities Exchange Act of 1934, as amended, on July 22, 1991, as follows:
DESCRIPTION OF CAPITAL STOCK
     The following summary description of our capital stock is subject to, and qualified in its entirety by reference to, applicable provisions of Massachusetts law, our restated articles of organization, as amended, the complete text of which is filed as Exhibit 3.1 to this report and incorporated herein by reference, and our by-laws, as amended, the complete text of which is filed as Exhibit 3.2 to this report and incorporated herein by reference.
Authorized capital stock
     Our authorized capital stock consists of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock.
Common stock
     Holders of our common stock are entitled to one vote per share for each share held of record on all matters submitted to a vote of our shareholders. Subject to preferences that may be applicable to the holders of outstanding preferred stock, if any, the holders of common stock are entitled to receive ratably whatever lawful dividends the board of directors may declare. In the event of a liquidation, dissolution, or winding up of our affairs, whether voluntary or involuntary, and subject to the rights of the holders of outstanding preferred stock, if any, the holders of common stock will be entitled to receive pro rata all of our remaining assets available for distribution to our shareholders. Our common stock has no preemptive, redemption, conversion, or subscription rights.
Preferred stock
     Our articles of organization authorizes our board of directors, subject to any limitations prescribed by Massachusetts law, to issue preferred stock in one or more series, to establish from time to time the number of shares in each series, and to fix the preferences, voting powers, qualifications, and special or relative rights or privileges of the preferred stock. Our board of directors may issue preferred stock with voting, conversion, and other rights and preferences that could adversely affect the voting power or other rights of the holders of our common stock. The issuance of preferred stock or of rights to purchase preferred stock could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of our outstanding common stock.
Anti-takeover effects of provisions of our articles of organization and by-laws and of Massachusetts law
     Our articles of organization and by-laws and Massachusetts law contain provisions that could have anti-takeover effects and that could discourage, delay or prevent a change in our control, or our acquisition, at a price that many shareholders may find attractive. These provisions may also discourage proxy contests and make it more difficult for our shareholders to effect some corporate actions, including the election of directors. The existence of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock.
Articles and by-laws
     Our by-laws provide that, in order to nominate any person for election as a director at any annual meeting of shareholders or any special meeting held in lieu of an annual meeting, a shareholder must notify us of the nomination in writing not less than 60 and not more than 90 days before the date of the meeting. However, if we give notice of or publicly disclose the meeting less than 70 days before the date of the meeting, the shareholder may notify us of the nomination within ten days of the earlier of our having mailed notice of or publicly disclosed the date of the meeting. The shareholder’s notice of nomination must include particular information about the shareholder, the nominee and any beneficial owner on whose behalf the nomination is made. We may require any proposed nominee to provide additional information reasonably necessary to determine the nominee’s eligibility.
     Similarly, our by-laws provide that, in order to bring any business before any annual meeting of shareholders or any special meeting held in lieu of an annual meeting, a shareholder must notify us in writing not less than 60 and not more than 90 days before the date of the meeting. However, if we give notice of or publicly disclose the meeting less than 70 days before the date of the meeting, the shareholder may notify us within ten days of the earlier of our having mailed notice of or publicly disclosed the meeting. In order to bring any business before any special meeting of shareholders not held in lieu of an annual meeting, a shareholder must notify us in writing within ten days of the earlier of our having mailed notice of or publicly disclosed the meeting. The shareholder’s notice must describe the proposed business to be brought before the meeting and include information about the shareholder making the proposal, any beneficial owner on whose behalf the proposal is made, and any other shareholder known to be supporting the proposal.
     Our by-laws require us to call a special meeting of shareholders only at the request of shareholders holding at least 40% of our voting stock. Our by-laws also permit our shareholders to remove directors only for cause, and only with the approval of shareholders holding at least 80% of our voting stock. Our by-laws define cause to mean only (1) conviction of a felony, (2) declaration of unsound mind by order of court, (3) gross dereliction of duty, (4) commission of an action involving moral turpitude or (5) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to us. A director may be removed with or without cause by the affirmative vote of three-fourths of the directors then serving.
     Our articles of organization provide that the following by-law provisions may not be altered, amended or repealed by the shareholders, and no provision inconsistent with them may be adopted by the shareholders, without the approval of shareholders holding at least 80% of our voting stock: any provision pertaining to meetings of our shareholders, our directors, indemnification of our directors and others, and amending our bylaws, including those described above pertaining to nominations, the presentation of business before meeting of the shareholders, the removal of directors and the rights of shareholders to remove directors. In addition, our directors may not alter, amend or repeal, nor adopt any provision inconsistent with, provisions of our by-laws relating to the resignation or removal of directors or officers or any vacancies, without the affirmative vote of at least three-fourths of the directors then serving.
     Our articles of organization provide that certain transactions, such as the sale, lease or exchange of all or substantially all of our property and assets or our merger or consolidation into or with any other corporation, may be authorized by the approval of the holders of a majority of the shares of each class of stock entitled to vote on the matter, rather than by two-thirds as otherwise provided by statute, but only if a majority of the directors has authorized the transaction and all other applicable requirements of our articles of organization have been met.
     Our articles of organization contain a “fair price” provision which provides that certain “business combinations” with any “interested shareholder” or “affiliate” of any interested shareholder, as those terms are defined in the fair price provision, may not be consummated without the approval of the holders of at least 80% of our voting stock, unless (1) our shareholders do not receive any cash or other consideration in the business combination solely in their capacity as shareholders and the combination is approved by at least a majority of the “disinterested directors,” as defined in the fair price provision, or (2) for any other business combination, it is approved by at least a majority of the disinterested directors and certain minimum price and procedural requirements are met.
     The term interested shareholder includes any individual or entity who or which (1) beneficially owns more than 15% of our voting stock, (2) is one of our affiliates and beneficially owned more than 15% of our voting stock at some point during the immediately preceding two years, or (3) beneficially owns any shares of our voting stock which were beneficially owned by an interested shareholder at some point during the immediately preceding two years and were not the subject of a public offering in the interim. The term business combination includes (1) a merger or consolidation, (2) the sale or other disposition of 10% or more of our combined assets, (3) the issuance of securities in exchange for property having a value in excess of 10% of our combined assets, (4) any reclassification, recapitalization or other transaction, whether involving an interested shareholder or not, which increases the proportionate share holdings of an interested shareholder or its affiliate, or (5) the adoption of a plan of liquidation or dissolution proposed by or on behalf of an interested shareholder or its affiliate.
     A significant purpose of the fair price provision is to deter a purchaser from using two-tiered pricing and similar unfair or discriminatory tactics in an attempt to acquire control of us. The affirmative vote of the holders of 80% of our voting stock is required to amend or repeal the fair price provision or adopt any provision inconsistent with it.
     These provisions of our articles of organization and by-laws would make more difficult and could thereby discourage a proxy contest, the assumption of control by a holder of a substantial portion of our capital stock or the removal of our directors. These provisions could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of us, even though the attempt might benefit us and our shareholders. In addition, we designed our articles of organization and by-laws to discourage the accumulation of large blocks of our stock with the intent of having us repurchase the stock at a premium. Consequently, these provisions could tend to reduce the temporary fluctuations in the market price of our stock which are caused by such accumulations and thereby deprive our shareholders of certain opportunities to sell their stock at a temporarily higher market price.
Massachusetts law
     We are subject to Chapter 110F of the Massachusetts General Laws, an anti-takeover law. In general, this statute prohibits a Massachusetts corporation from engaging in a “business combination” with an “interested shareholder,” as those terms are defined in the statute, for three years after the date of the transaction in which the person becomes an interested shareholder, unless:
•	before that date, the board of directors approved either the business combination or the transaction in which the person became an interested shareholder;

•	the interested shareholder acquires 90% of the outstanding voting stock of the corporation (excluding shares held by directors who are also officers and certain employee stock plans) at the time it becomes an interested shareholder; or

•	the business combination is approved by the board of directors and by the holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested shareholder) voting at a meeting.
     In general, an “interested shareholder” under the statute is a person who owns 5% or more of the outstanding voting stock of the corporation, or 15% or more in the case of a person eligible to file a Schedule 13G under the Exchange Act with respect to that voting stock, or a person who is an affiliate or associate of the corporation and within the previous three years was the owner of 5% or more of the outstanding voting stock of the corporation, or 15% or more in the case of a person eligible to file a Schedule 13G with respect to that voting stock. A “business combination” under the statute generally includes mergers, consolidations, stock and asset sales, and other transactions with the interested shareholder resulting in a financial benefit to the interested shareholder, except proportionately as a shareholder of the corporation. We may at any time amend our articles of organization or by-laws to elect not to be governed by Chapter 110F by the affirmative vote of a majority of our voting stock entitled to vote. Such an amendment would not be effective for 12 months and would not apply to a business combination with any person who became an interested shareholder on or before the date of the amendment.
     Our by-laws exempt us from Chapter 110D of the Massachusetts General Laws, entitled “Regulation of Control Share Acquisitions.” In general, this statute provides that any shareholder who acquires 20% or more of the outstanding voting stock of a corporation subject to this statute may not vote that stock unless the disinterested shareholders of the corporation so authorize. In addition, Chapter 110D permits a corporation to provide in its articles of organization or by-laws that the corporation may redeem, for fair value, all of the shares acquired in a control share acquisition if the interested shareholder does not deliver a control share acquisition statement or if the interested shareholder delivers a control share acquisition statement but the disinterested shareholders of the corporation do not authorize voting rights for those shares. If the disinterested shareholders authorize voting rights and after a control share acquisition the acquiring shareholder beneficially owns shares entitling the acquiring shareholder to vote, or direct the voting of, shares having a majority or more of all voting power in the election of directors, each shareholder who did not vote in favor of authorizing the voting rights may demand payment for its shares and appraisal rights. We may amend our articles of organization or by-laws at any time to subject us to this statute prospectively.
     Section 8.06 of Chapter 156D of the Massachusetts General Laws requires that each publicly held Massachusetts corporation have a classified, or staggered, board of directors, unless the corporation opts out of the statute’s coverage by vote of the board of directors or two-thirds of each class of stock at a meeting. Section 8.06 further provides that directors may be removed only for cause, as defined in the statute. We have elected to opt out of this statute’s coverage by vote of our board of directors. We can change this election at any time by vote of our board of directors.
     Section 7.04 of Chapter 156D of the Massachusetts General Laws allows shareholders to approve actions by unanimous written consent or, to the extent permitted by a corporation’s articles of organization, by written consent of shareholders having not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting. Our articles of organization do not currently permit shareholder action by less than unanimous written consent, but we may amend them at any time to provide such permission.
Limitation of liability and indemnification
     Section 2.02(b)(4) of Chapter 156D of the Massachusetts General Laws provides that the articles of organization of a corporation may state a provision eliminating or limiting the personal liability of a director to a corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that the provision will not eliminate or limit liability:
•	for any breach of the director’s duty of loyalty to the corporation or its shareholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	for improper distributions to shareholders; or

•	for any transaction from which the director derived an improper personal benefit.
Our articles of organization include a provision eliminating or limiting such liability to the maximum extent permitted by Massachusetts law.
     We are subject to various provisions of Chapter 156D of the Massachusetts General Laws relating to indemnification of our directors and officers. Section 8.51 generally allows a corporation to indemnify a director only if the director:
•	conducted himself in good faith; and

•	reasonably believed that his conduct was in the best interests of the corporation or that his conduct was at least not opposed to the best interests of the corporation; and

•	in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or

•	he engaged in conduct for which he will not be liable under a provision of the corporation’s articles of organization authorized by Section 2.02(b)(4) of Chapter 156D.
However, under Section 8.55 of Chapter 156D, a corporation may not indemnify a director unless a determination has been made that the director has met the standard of conduct set forth in Section 8.51. The determination must be made by:
•	a majority vote of the disinterested directors or a committee of two or more disinterested directors, provided, in each case, that there are two or more disinterested directors;

•	by special legal counsel selected by the disinterested directors set forth in the previous clause or by the board of directors if there are fewer than two disinterested directors; or

•	by the shareholders, excluding shares controlled by directors who are not disinterested.
     Section 8.52 of Chapter 156D of the Massachusetts General Laws requires a corporation to indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director against reasonable expenses incurred by him. In addition, under Section 8.53 of Chapter 156D, a corporation may advance before the final disposition of a proceeding the reasonable expenses incurred by a director if he affirms in writing his good faith belief that he has met the relevant standard of conduct or that the proceeding involves conduct for which his liability has been eliminated and the director undertakes to repay the amounts advanced to him if he is not entitled to mandatory indemnification under Section 8.52 and it is ultimately determined that he has not met the relevant standard of conduct.
     Section 8.56 of Chapter 156D of the Massachusetts General Laws allows a corporation to indemnify and advance expenses to officers to the same extent as directors or, in the case of officers who are not directors, to a greater extent than directors except for liability arising out of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.
     Our by-laws require us to indemnify any person who was, is or is threatened to be made a party to any form of proceeding because the person is or was one of our directors or officers, or serving at our request as a director, officer, employee or agent of another entity, including service in connection with an employee benefit plan, to the fullest extent authorized by Massachusetts law. This indemnification right covers against all expense, liability and loss, including, but not limited to, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement reasonably incurred by the indemnified person. This indemnification right also requires us to pay the expenses the person incurs in defending a proceeding before the proceeding’s final disposition, as long as the person agrees to reimburse us for these expenses if it is ultimately determined that the person was not entitled to be indemnified by us.
     Our board of directors may also authorize the grant of rights of indemnification and the advancement of expenses, as described above, to any of our employees or agents, to the fullest extent allowed by our by-laws.
     Notwithstanding the provisions of our articles of organization and by-laws, under Section 8.54 of Chapter 156D of the Massachusetts General Laws a court has the power to order indemnification and advancement of expenses if the court determines that it is fair and reasonable to do so. Section 8.59 of Chapter 156D provides that the rights of indemnification and advancement of expenses afforded by Chapter 156D are not exclusive of any other rights which those seeking indemnification or advancement of expenses may have.
     The effect of these provisions would be to permit indemnification by us for, among other liabilities, liabilities arising out of the Securities Act of 1933, as amended.
     Section 8.57 of Chapter 156D of the Massachusetts General Laws affords a corporation the power to obtain insurance on behalf of individuals who are directors or officers of the corporation or who, while a director or officer, serve at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity, including service with an employee benefit plan, for liabilities incurred in any such capacity or arising from his status as a director or officer. We have procured a directors and officers liability and company reimbursement liability insurance policy that (a) insures our directors and officers against losses arising from certain claims made against them by reason of certain acts or omissions of such directors or officers in their capacities as directors or officers and (b) insures us against losses (above a deductible amount) arising from any such claims, but only if we are required or permitted to indemnify such directors or officers for such losses under statutory or common law or under provisions of our articles of organization or by-laws.
Stock transfer agent
     The transfer agent and registrar for our common stock is American Stock Transfer and Trust Company.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Restated Articles of Organization, as amended

3.2	By-laws, as amended

4.1	Specimen certificate for the common stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGRESS SOFTWARE CORPORATION

Dated: May 1, 2006	By:	/s/ Norman R. Robertson

Norman R. Robertson Senior Vice President, Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Restated Articles of Organization, as amended

3.2	By-laws, as amended

4.1	Specimen certificate for the common stock